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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 10, 1996

                               Delta Computec Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

     0-14733                                            16-1146345
(Commission File Number)                    (I.R.S. Employer Identification No.)

                366 White Spruce Blvd., Rochester, New York 14623
               (Address of Principal Executive Offices) (Zip Code)

                                  201-440-8585
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Total number of pages in Report (including Exhibits)   228

Exhibit Index located on page 10

                                                                   Page 1 of 228

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     A. Restructuring of lending relationship.

     Delta Computec Inc. (the "Registrant") announced that on October 10, 1996, it had restructured its principal lending relationship whereby a portion of the loan to the Registrant from National Canada Finance Corp ("NCFC") was purchased by Joseph M. Lobozzo II ("Lobozzo"), and the balance of the loan from NCFC to the Registrant was restructured as a term loan (collectively, the entire transactions are referred to as the "NCFC Restructuring"). The documents whereby the NCFC Restructuring was accomplished are referred to as the "NCFC Restructuring Documents", copies of which are annexed to this Report as Exhibits 12 through 32 The description of the NCFC Restructuring is qualified in its entirety by the NCFC Restructuring Documents. Lobozzo is a director, officer, principal shareholder and controlling person of the Registrant.

     The loan from NCFC to the Registrant and to the Registrant's wholly-owned subsidiary, Delta Data Net, Inc. ("Data Net"), which was also guaranteed by the Registrant's wholly-owned subsidiary, SAI/Delta, Inc. ("SAI/Delta") (the "Existing NCFC Loan"), was made pursuant to a loan agreement originally executed on April 1, 1994, which original agreement has been amended five time thereafter. (See Item 7, paragraphs (c)(A) and (c)(C), and Exhibits 1 and 2 to this Report).

     As previously reported in the Registrant's Form 8-K Current Report filed March 21, 1996, on March 8, 1996, Data Net terminated its business operations and voluntarily surrendered Data Net's collateral to NCFC so that NCFC could liquidate that collateral and apply the proceeds of the liquidation to reduce the indebtedness owing from Data Net to NCFC (the "Data Net Business Termination"). NCFC completed that liquidation resulting in the application of $122,182.10 to the Data Net obligation to NCFC. A document relating to the amount of proceeds from the sale of the Data Net collateral which were applied to the Data Net obligation to NCFC, is filed as Exhibit 31 to this Report. The documents relative to the Data Net Business Termination including a Forbearance Agreement between the Registrant, Data Net and NCFC (the "Forbearance Agreement") were filed with the March 21, 1996, Form 8-K Current Report (the "Data Net Business Termination Documents"). (See Item 7, paragraph (c) (B) to this report).

     Following the Data Net Business Termination, the Registrant, Data Net, SAI/Delta and Lobozzo entered into a series of six amendments to the Forbearance Agreement, and to the other Data Net Business Termination Documents, which six amendments extended from time to time the Forbearance Period (as defined in the Forbearance Agreement) and otherwise adjusted certain other terms upon which NCFC continued to make loans to the Registrant. Following the execution of Amendment No. 6 to the Credit Agreement dated September 9, 1996, NCFC issued three additional letters further extending the Forbearance Period until, eventually, October 10, 1996. The six amendments to the Forbearance Agreement (but not each Release and Indemnification Agreement, Reaffirmation of Guaranty by SAI/Delta, and Reaffirmation of Subordination by Lobozzo, each of which were required to be confirmed by the respective parties as of the date of each amendment to the Forbearance Agreement; (See Item 7, paragraphs

                                                                   Page 2 of 228

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(c)(B)(c), (c)(B)(d) and (c)(B)(f) to this Report), and the three subsequent extension of time letters, are annexed to this Report as Exhibits 3 to 11 (collectively, the "Forbearance Amendments").

                                                                   Page 3 of 228

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     The Existing NCFC Loan, as amended by the Forbearance Agreement and the
Forbearance Amendments, as that Existing NCFC Loan existed immediately prior to the NCFC Restructuring, provided the Registrant with the ability to borrow up to a maximum of $2,200,000 subject to the Registrant complying with certain borrowing base requirements. Following, and as part of, the NCFC Restructuring, Lobozzo purchased from NCFC, and NCFC assigned to Lobozzo (See Exhibit 12 to this Report), a principal portion of the Existing NCFC Loan in the amount of $1,449,815.99, together with additional interest costs and expenses requiring a payment by Lobozzo to NCFC of $1,544,661.10. Lobozzo purchased this portion of the Existing NCFC Loan at face value, without discount. (See Exhibits 22 and 23 to this Report). Pursuant to the Amended and Restated Credit Agreement between the Registrant and Lobozzo and the Amended and Restated Promissory Note (See Exhibits 25 and 26 to this Report), Lobozzo granted to Registrant a loan (the "Lobozzo Loan") whereby: (a) Lobozzo agreed to increase the maximum amount which the Registrant could borrow from Lobozzo to $2,550,000; (b) Lobozzo decreased the interest rate which the Registrant was required to pay from the amount charged by NCFC which was 2 percent over prime rate (and an increased rate of 4 percent over prime rate in the event of maturity of the Existing NCFC Loan; with rates of 3 percent over prime rate in the event NCFC ever permitted an overadvance of funds in excess of the Existing NCFC Loan and a rate of 5 percent over prime rate in the event of a maturity of an overadvance of funds) to 1 3/4 percent over prime rate with regard to the entire Lobozzo Loan, with a rate of 3 3/4 percent over prime rate in the event of a maturity of the Lobozzo Loan; (c) Lobozzo agreed to supply the Lobozzo Loan for a period of 60 days with an intention to review the Lobozzo Loan during that period to possibly extend it for a longer period of time as opposed to the Existing NCFC Loan as to which NCFC had agreed to forebear with regard to collection efforts, which Forbearance Period expired on October 10, 1996; (d) Lobozzo agreed to restructure the borrowing base to permit the registrant to borrow up to 105% of eligible receivables from the previous maximum amount of 80% of eligible receivables; (e) Lobozzo removed certain financial covenant obligations of the Registrant as to which the Registrant had been in default under the Existing NCFC Loan; and (f) Lobozzo agreed to take a reduced security position from that which NCFC had under the Existing Loan Agreement, by entering into an Intercreditor Agreement with NCFC (Exhibit 14 to this Report), whereby NCFC, with regard to the Term Loan (as hereinafter defined), retained a first security position relative to the Registrant's "Spare Parts Inventory" and Lobozzo, with regard to the Lobozzo Loan, received by the Assignment (Exhibit 12 to this Report) and by an Amended and Restated General Security Agreement (Exhibit 27 to this Report) a security interest subordinated to NCFC with regard to the Registrant's Spare Parts Inventory and a first security interest in all other assets of the Registrant. Lobozzo received a security interest in the Registrant's assets (subject to the Intercreditor Agreement) by the Amended and Restated General Security Agreement (See Exhibits 27 and 30 to this Report).

     The balance of the Existing NCFC Loan was converted by NCFC to a five year term loan in the face amount of $750,000 (the "Term Loan" by an Amended and Restated Promissory Note (See Exhibit 13 to this Report). The Term Loan provides for interest at one percent over prime rate and requires payment of interest only for the five years of the Term Loan with a payment of all principal five years after the date of issuance of the Term Loan. The Term Loan provides that if any prepayment of the Term Loan is made during the thirteenth through the thirty-sixth months, a Quarterly Prepayment Premium (as defined in the NCFC
Note) of $25,000 per quarter (up to a maximum of $200,000) is required to be paid by the Registrant. No prepayment premium is required for a prepayment prior to the thirteenth month or after the thirty-

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sixth-month. The Term Loan is secured by the Spare Parts Inventory of the
Registrant pursuant to an Amended and Restated Security Agreement (See Exhibit 15 to this Report).

     As an inducement to NCFC to enter into the NCFC Restructuring, Lobozzo, pursuant to a Pledge Security Agreement (See Exhibits 16 through 20 to this Report): (a) pledged to NCFC 480,000 common shares of the Registrant owned by Lobozzo (the "Pledged Shares") in his own name; and (b) agreed to use his reasonable best efforts to cause the Registrant to issue to NCFC before October 10, 1999, a warrant to be approved by the shareholders of the Registrant (the "DCI Warrant"), to the effect that when the common shares covered by the DCI Warrant are added to the Pledged Shares, NCFC would have the right to own seventeen and one-half percent (17.5%) of the issued and outstanding common shares of the Registrant. In the event Lobozzo is unable to cause the Registrant to issue the DCI Warrant, Lobozzo agreed to assign to NCFC a portion of an existing option which was issued to Lobozzo in May, 1995 to purchase up to 11,440,475 common shares of the Registrant (the "1995 Lobozzo Option", See Item 7, paragraph (c)(A) to this Report), which option to be assigned to NCFC (the "NCFC Option"), when added to the Pledged Shares, would also enable NCFC to purchase up to seventeen and one half percent (17.5%) of the issued and outstanding common shares of the Registrant. The total amount of common shares which NCFC may ever be entitled to receive pursuant to the aggregate of the Pledged Shares and the DCI Warrant or the NCFC Option, are referred to in the Pledge Security Agreement as the "NCFC Shares". Lobozzo also granted to NCFC a Limited Non-Recourse Guaranty and Suretyship Agreement (See Exhibit 21 to this Report).

     In the event the Term Loan is repaid in full prior to the thirteenth month of the Term Loan, the Pledged Shares would be returned to Lobozzo (and, if ever issued, the DCI Warrant would be cancelled, or, if ever issued, the assignment of the NCFC Option would be cancelled). During the period from the thirteenth month through the end of the thirty-sixth month of the Term Loan, the Term Loan can be repaid, in whole or in part, but the Quarterly Prepayment Premiums referred to above, will be applicable. In the event of a partial prepayment of the NCFC Note at any time prior to the end of the thirty-sixth month, subsequent Quarterly Prepayment Premiums will be reduced on a pro rata basis, and the total amount of NCFC Shares to which NCFC will have acquisition rights will also be reduced proportionately.

     If: (a) a default is ever made in payments required under the NCFC Note;
(b) Registrant fails to have, as of the last day of any month, a certified ratio of Registrant's Spare Parts Inventory to the then outstanding principal amount of the NCFC Note of at least 2.5 to 1; (c) Lobozzo ever declares an event of default under his agreements with the Registrant; (d) Registrant raises capital in an equity offering and does not remit fifty percent (50%) of the proceeds of such an offering to NCFC to reduce the then outstanding Indebtedness (as defined in the NCFC Note) of Registrant to NCFC; or (e) certain other events of default as specified in the NCFC Note occur, in all events after certain applicable cure periods, then, if any such event occurs, NCFC shall be entitled to acquire immediately and to dispose of all NCFC Shares. In addition, if the NCFC Note is not paid in full by the end of the thirty-sixth month after its issuance, NCFC shall also be entitled to acquire immediately and to dispose of, all NCFC Shares (subject in each instance to the provisions of the Pledge Security Agreement).


     Management of the Registrant intends to call a shareholder meeting which will provide for the election of directors of the Registrant and which will address the issues raised by

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the NCFC Restructuring including, but not limited to, taking such action as is necessary to have the Registrant's shareholders approve the issuance of the DCI Warrant (in the form attached as Exhibit 17 to this Report).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     A. The following Exhibits constituting the original Credit Agreement entered into between the Registrant, Data Net, and SAI/Delta and NCFC on April 1, 1994, and Amendments Nos. 1 and 2 to the original Credit Agreement, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the Fiscal Year ended October 31, 1994, and Amendments Nos. 3 through 5 to the original Credit Agreement, and the letter agreements dated May 1, 1995, and May 4, 1995, with Lobozzo relating to Lobozzo providing a commitment to advance up to $400,000 to the Registrant as part of an Overadvance Facility with NCFC, and granting a stock option to Lobozzo which grants to Lobozzo the right to purchase up to 11,440,475 of the Registrant's common shares, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995 or the

                                                                   Page 6 of 228

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Registrant's Current Report on Form 8-K dated May 4, 1995.

     B. The following Exhibits: (a) letter between Data Net and NCFC dated March 8, 1996; (b) Forbearance Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (c) Release and Indemnification Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (d) Reaffirmation of Guaranty between SAI/Delta and NCFC dated March 8, 1996; (e) Letter between NCFC and Data Net dated March 6, 1996; and (f) Reaffirmation of Subordination dated March 8, 1996, between Lobozzo and NCFC, constituting documents relative to the disposition of the assets of Data Net, have previously been furnished as Exhibits to the Registrant's Current Report on Form 8-K filed March 21, 1996.

     C. The following Exhibits, constituting promissory notes issued by the Registrant under the Existing NCFC Loan, are filed as part of this Report:

     1. Amended and Restated Promissory Note from the Registrant to NCFC dated May 1, 1995.

     2. Third Amended and Restated Promissory Note from the Registrant to NCFC dated October 27, 1995.

     D. The following Exhibits, constituting amendments to the Forbearance Agreement, and letters extending the date of the expiration of the Forbearance Period (as defined in the Forbearance Agreement), are filed as part of this
Report:

     3. Amendment No. 1 to Forbearance Agreement dated May 9, 1996.

     4. Amendment No. 2 to Forbearance Agreement dated May 21, 1996.

     5. Amendment No. 3 to Forbearance Agreement dated June 14, 1996.

     6. Amendment No. 4 to Forbearance Agreement dated July 31, 1996.

     7. Amendment No. 5 to Forbearance Agreement dated August 15, 1996.

     8. Amendment No. 6 to Forbearance Agreement dated September 9, 1996.

     9. Letter from NCFC to the Registrant dated October 1, 1996, extending the Forbearance Period to October 3, 1996.

     10. Letter from NCFC to the Registrant dated October 4, 1996, extending the Forbearance Period to October 9, 1996.

     11. Letter from NCFC to the Registrant dated October 10, 1996, extending the Forbearance Period to October 10, 1996.

     E. The following Exhibits, constituting the NCFC Restructuring Documents, are filed as part of this Report:

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     12. Assignment from NCFC to Lobozzo dated October 10, 1996.

     13. Amended and Restated Promissory Note from the Registrant to NCFC dated October 10, 1996, in the principal face amount of $750,000.

     14. Intercreditor Agreement between NCFC and Lobozzo dated October 10,
1996.

     15. Amended and Restated Security Agreement between the Registrant and NCFC dated October 10, 1996.

     16. Pledge Security Agreement between Lobozzo and NCFC dated October 10, 1996.

     17. Form of Warrant from the Registrant to Lobozzo (the "DCI Warrant"), attached as Exhibit A to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant approve the issuance thereof.

     18. Form of Stock Option from the Registrant to NCFC (the "Assigned Option"), attached as Exhibit B to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant do not approve the issuance of the DCI Warrant.

     19. Form of Assignment Agreement from Lobozzo to NCFC to be used in the event Lobozzo issues to NCFC the Assigned Option.

     20. Form of Stock Option from the Registrant to Lobozzo to be issued in the event Lobozzo issues to NCFC the Assigned Option.

     21. Limited Non-Recourse Guaranty and Suretyship Agreement between Lobozzo and NCFC dated October 10, 1996.

     22. Document from NCFC showing the payoff amounts for the Existing NCFC Loan as of October 10, 1996.

     23. Letter from NCFC to the Registrant dated October 10, 1996, acknowledging receipt from Lobozzo on October 10, 1996, of $1,544,661.10, with regard to the NCFC Restructuring and assignment of a portion of the Existing NCFC Loan to Lobozzo.

     24. Form of letter sent to customers of the Registrant advising the customers of a different lock box address.

     25. Amended and Restated Credit Agreement between the Registrant, Data Net and Lobozzo dated October 10, 1996.

     26. Amended and Restated Promissory Note from the Registrant to Lobozzo in the principal maximum face amount of $2,550,000, dated October 10, 1996.

     27. Amended and Restated General Security Agreement between the Registrant, Data Net and Lobozzo, dated October 10, 1996.

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     28. Amended and Restated Unlimited Continuing Guaranty from SAI/Delta to
Lobozzo, dated October 10, 1996.

     29. Amended and Restated General Security Agreement from SAI/Delta to Lobozzo, dated october 10, 1996.

     30. Cash Management Services Agreement between the Registrant and Manufacturers & Traders Trust Company.

     31. Letter from NCFC dated April 24. 1996, advising Data Net that $122,182.10 had been applied by NCFC to the outstanding Data Net loan as a result of the liquidation of the Data Net assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Delta Computec Inc.
                                                Registrant

Date:  October 24, 1996                     By: s/s John DeVito
                                                John DeVito, President

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                                INDEX TO EXHIBITS

     A. The following Exhibits constituting the original Credit Agreement entered into between the Registrant, Data Net, and SAI/Delta and NCFC on April 1, 1994, and Amendments Nos. 1 and 2 to the original Credit Agreement, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the Fiscal Year ended October 31, 1994. The following Exhibits constituting Amendments Nos. 3 through 5 to the original Credit Agreement, and the letter agreements dated May 1, 1995, and May 4, 1995, with Lobozzo relating to Lobozzo providing a commitment to advance up to $400,000 to the Registrant as part of an Overadvance Facility with NCFC, and granting a stock option to Lobozzo which grants to Lobozzo the right to purchase up to 11,440,475 of the Registrant's common shares, have previously been furnished as Exhibits to the Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 1995 or the Registrant's Current Report on Form 8-K dated May 4, 1995.

     B. The following Exhibits: (a) letter between Data Net and NCFC dated March 8, 1996; (b) Forbearance Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (c) Release and Indemnification Agreement between the Registrant, Data Net and NCFC dated March 8, 1996; (d) Reaffirmation of Guaranty between SAI/Delta and NCFC dated March 8, 1996; (e) Letter between NCFC and Data Net dated March 6, 1996; and (f) Reaffirmation of Subordination dated March 8, 1996, between Lobozzo and NCFC, constituting documents relative to the disposition of the assets of Data Net, have previously been furnished as Exhibits to the Registrant's Current Report on Form 8-K filed March 21, 1996.

     C. The following Exhibits, constituting promissory notes issued by the Registrant under the Existing NCFC Loan, are filed as part of this Report:

     1. Amended and Restated Promissory Note from the Registrant to NCFC dated May 1, 1995.

     2. Third Amended and Restated Promissory Note from the Registrant to NCFC dated October 27, 1995.

     D. The following Exhibits, constituting amendments to the Forbearance Agreement, and letters extending the date of the expiration of the Forbearance Period (as defined in the Forbearance Agreement), are filed as part of this
Report:

     3. Amendment No. 1 to Forbearance Agreement dated May 9, 1996.

     4. Amendment No. 2 to Forbearance Agreement dated May 21, 1996.

     5. Amendment No. 3 to Forbearance Agreement dated June 14, 1996.

     6. Amendment No. 4 to Forbearance Agreement dated July 31, 1996.

     7. Amendment No. 5 to Forbearance Agreement dated August 15, 1996.

     8. Amendment No. 6 to Forbearance Agreement dated September 9, 1996.

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     9. Letter from NCFC to the Registrant dated October 1, 1996, extending the
Forbearance Period to October 3, 1996.

     10. Letter from NCFC to the Registrant dated October 4, 1996, extending the Forbearance Period to October 9, 1996.

     11. Letter from NCFC to the Registrant dated October 10, 1996, extending the Forbearance Period to October 10, 1996.

     E. The following Exhibits, constituting the NCFC Restructuring Documents, are filed as part of this Report:

     12. Assignment from NCFC to Lobozzo dated October 10, 1996.

     13. Amended and Restated Promissory Note from the Registrant to NCFC dated October 10, 1996, in the principal face amount of $750,000.

     14. Intercreditor Agreement between NCFC and Lobozzo dated October 10,
1996.

     15. Amended and Restated Security Agreement between the Registrant and NCFC dated October 10, 1996.

     16. Pledge Security Agreement between Lobozzo and NCFC dated October 10, 1996.

     17. Form of Warrant from the Registrant to Lobozzo (the "DCI Warrant"), attached as Exhibit A to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant approve the issuance thereof.

     18. Form of Stock Option from the Registrant to NCFC (the "Assigned Option"), attached as Exhibit B to the Pledge Security Agreement, Exhibit 16, above, to be used in the event the shareholders of the Registrant do not approve the issuance of the DCI Warrant.

     19. Form of Assignment Agreement from Lobozzo to NCFC to be used in the event Lobozzo issues to NCFC the Assigned Option.

     20. Form of Stock Option from the Registrant to Lobozzo to be issued in the event Lobozzo issues to NCFC the Assigned Option.

     21. Limited Non-Recourse Guaranty and Suretyship Agreement between Lobozzo and NCFC dated October 10, 1996.

     22. Document from NCFC showing the payoff amounts for the Existing NCFC Loan as of October 10, 1996.

                                                                  Page 11 of 228

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     23. Letter from NCFC to the Registrant dated October 10, 1996, acknowledging receipt from Lobozzo on October 10, 1996, of $1,544,661.10, with regard to the NCFC Restructuring and assignment of a portion of the Existing NCFC Loan to Lobozzo.

     24. Form of letter sent to customers of the Registrant advising the customers of a different lock box address.

     25. Amended and Restated Credit Agreement between the Registrant, Data Net and Lobozzo dated October 10, 1996.

     26. Amended and Restated Promissory Note from the Registrant to Lobozzo in the principal maximum face amount of $2,550,000, dated October 10, 1996.

     27. Amended and Restated General Security Agreement between the Registrant, Data Net and Lobozzo, dated October 10, 1996.

     28. Amended and Restated Unlimited Continuing Guaranty from SAI/Delta to Lobozzo, dated October 10, 1996.

     29. Amended and Restated General Security Agreement from SAI/Delta to Lobozzo, dated october 10, 1996.

     30. Cash Management Services Agreement between the Registrant and Manufacturers & Traders Trust Company.

     31. Letter from NCFC dated April 24, 1996, advising Data Net that $122,182.10 had been applied by NCFC to the outstanding Data Net loan as a result of the liquidation of the Data Net assets.

                                                                  Page 12 of 228